EXHIBIT 1(a)
                                                             [Draft--5/30/95]



          United States Surgical Corporation

                UNDERWRITING AGREEMENT


                              New York, New York



To the Representatives named in Schedule I hereto of the Underwriters named in
  Schedule II hereto


Dear Sirs:

         United States Surgical Corporation, a Delaware corporation (the "Company"), proposes to sell to the underwriters named in Schedule II hereto (the "Underwriters"), for whom you (the "Representatives") are acting as representatives, (1) debt securities (the "Debt Securities") of the Company;
(2) shares of common stock, $.10 par value, of the Company (the "Common Stock"); (3) shares of preferred stock, par value $5.00 per share (the "Preferred Stock"), of the Company; (4) depositary shares representing entitlement to all rights and preferences of a fraction of a share of Preferred Stock of a specific series (the "Depositary Shares"); and/or (5) warrants to purchase Debt Securities, shares of Preferred Stock, Depositary Shares or shares of Common Stock (the "Warrants"). The Debt Securities, Common Stock, Preferred Stock, Depositary Shares and Warrants may be sold either separately or as units (the "Units") together with any of the foregoing. The terms of such sales, pursuant to this Agreement, are described in Schedule I hereto. The Debt Securities, Common Stock, Preferred Stock, Depositary Shares and Warrants to be sold pursuant to this Agreement as set forth in Schedule I hereto shall be referred to herein as the "Securities". The Common Stock and Preferred Stock described in Schedule I hereto shall collectively be referred to herein as the "Equity Securities". If the firm or firms listed in Schedule II hereto include only the firm or firms listed in Schedule I hereto, then the terms "Underwriters" and "Representatives", as used herein, shall each be deemed to refer to such firm or firms.

         1. Representations and Warranties. The Company represents and warrants to, and agrees with, each Underwriter as set forth below in this
Section 1. Certain terms used in this Section 1 are defined in paragraph (c) hereof.

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         (a) If the offering of the Securities is a Delayed Offering (as specified in Schedule I hereto), paragraph (i) below is applicable and, if the offering of the Securities is a Non-Delayed Offering (as so specified), paragraph (ii) below is applicable.

                  (i) The Company meets the requirements for the use of Form
              S-3 under the Securities Act of 1933 (the "Act") and has filed with the Securities and Exchange Commission (the "Commission") a registration statement (the file number of which is set forth in Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, and may have used a Preliminary Final Prospectus, each of which has previously been furnished to you. Such registration statement, as so amended, has become effective. The offering of the Securities is a Delayed Offering and, although the Basic Prospectus may not include all the information with respect to the Securities and the offering thereof required by the Act and the rules thereunder to be included in the Final Prospectus, the Basic Prospectus is responsive to all the disclosure requirements of the Act and the rules and regulations thereunder as of the Effective Date. The Company will next file with the Commission pursuant to Rules 415, 424(b)(2) or (5) or 434 or a combination thereof a final supplement to the form of prospectus included in such registration statement relating to the Securities and the offering thereof. As filed, such final prospectus supplement shall include all required information with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

                 (ii) The Company meets the requirements for the use of Form
              S-3 under the Act and has filed with the Commission a registration statement (the file number of which is set forth in


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                                       3



              Schedule I hereto) on such Form, including a basic prospectus, for registration under the Act of the offering and sale of the Securities. The Company may have filed one or more amendments thereto, including a Preliminary Final Prospectus, each of which has previously been furnished to you. The Company will next file with the Commission either (x) a final prospectus supplement relating to the Securities in accordance with Rules 430A and 424(b)(1) or (4) and/or 434, or (y) prior to the effectiveness of such registration statement, an amendment to such registration statement, including the form of final prospectus supplement. In the case of clause (x), the Company has included in such registration statement, as amended at the Effective Date, all information (other than Rule 430A Information and Rule 434 Information) required by the Act and the rules thereunder to be included in the Final Prospectus with respect to the Securities and the offering thereof. As filed, such final prospectus supplement or such amendment and form of final prospectus supplement shall contain all Rule 430A Information, together with all other such required information, with respect to the Securities and the offering thereof and, except to the extent the Representatives shall agree in writing to a modification, shall be in all substantive respects in the form furnished to you prior to the Execution Time or, to the extent not completed at the Execution Time, shall contain only such specific additional information and other changes (beyond that contained in the Basic Prospectus and any Preliminary Final Prospectus) as the Company has advised you, prior to the Execution Time, will be included or made therein.

         (b) On the Effective Date, the Registration Statement did or will, and when the Final Prospectus and any Rule 434 term sheet is first filed (if required) in accordance with Rule 424(b) and on the Closing Date, the Final Prospectus (and any supplement thereto) will, comply in all material respects with the applicable requirements of the Act, the Securities Exchange Act of 1934 (the "Exchange Act") (with respect to documents incorporated by reference in the Registration Statement) and the Trust Indenture Act of 1939 (the "Trust Indenture Act") and the respective rules thereunder; on the Effective Date, the Registration Statement did not or will not contain any untrue statement of a material fact or omit to state any material fact required to be stated therein or necessary in order to make the statements therein not misleading; on the Effective Date and on the Closing Date the Indenture, if

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                                       4


     applicable, did or will comply in all material respects with the requirements of the Trust Indenture Act and the rules thereunder; and, on the Effective Date, the Final Prospectus, if not filed pursuant to Rule 424(b), did not or will not, or on the date of any filing pursuant to Rule 424(b) or Rule 434 and on the Closing Date, the Final Prospectus (together with any supplement thereto) will not, include any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading; provided, however, that the Company makes no representations or warranties as to
     (i) that part of the Registration Statement which shall constitute the Statement of Eligibility and Qualification (Form T-1) under the Trust Indenture Act of the Trustee or (ii) the information contained in or omitted from the Registration Statement or the Final Prospectus (or any supplement thereto) in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion in the Registration Statement or the Final Prospectus (or any supplement thereto).

         (c) If the Securities are to be listed on any securities exchange, authorization therefor has been given, subject to official notice of issuance and evidence of satisfactory distribution, or the Company is filing or has filed a preliminary listing application and all required supporting documents with respect to the Securities with such securities exchange and has no reason to believe that the Securities will not be authorized for listing, subject to official notice of issuance and evidence of satisfactory distribution.

         (d) The terms which follow, when used in this Agreement, shall have the meanings indicated. The term "Effective Date" shall mean each date that the Registration Statement and any post-effective amendment or amendments thereto became or become effective and each date after the date hereof on which a document incorporated by reference in the Registration Statement is filed. "Execution Time" shall mean the date and time that this Agreement is executed and delivered by the parties hereto. "Basic Prospectus" shall mean the prospectus referred to in paragraph (a) above contained in the Registration Statement at the Effective Date including, in the case of a Non-Delayed Offering, any Preliminary Final Prospectus. "Preliminary Final Prospectus" shall mean any preliminary prospectus supplement to the Basic Prospectus which describes the Securities and the offering thereof and is used prior to filing of the Final Prospectus. "Final Prospectus" shall mean the prospectus supplement relating to the Securities that is first filed pursuant to Rule 424(b) and any term sheet pursuant to Rule 434 after the Execution Time, together


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     with the Basic Prospectus or, if, in the case of a Non-Delayed Offering, no filing pursuant to Rule 424(b) is required, shall mean the form of final prospectus relating to the Securities, including the Basic Prospectus, included in the Registration Statement at the Effective Date. "Registration Statement" shall mean the registration statement referred to in paragraph (a) above, including incorporated documents, exhibits and financial statements, as amended at the Execution Time (or, if not effective at the Execution Time, in the form in which it shall become effective) and, in the event any post-effective amendment thereto becomes effective prior to the Closing Date (as hereinafter defined), shall also mean such registration statement as so amended. Such term shall include any Rule 430A Information or Rule 434 Information deemed to be included therein at the Effective Date as provided by Rule 430A or Rule 434. "Rule 415", "Rule 424", "Rule 430A", "Rule 434" and "Regulation S-K" refer to such rules or regulation under the Act. "Rule 430A Information" means information with respect to the Securities and the offering thereof permitted to be omitted from the Registration Statement when it becomes effective pursuant to Rule 430A. "Rule 434 Information" shall mean any information permitted to be included in a term sheet pursuant to Rule
     434. Any reference herein to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the documents incorporated by reference therein pursuant to Item 12 of Form S-3 which were filed under the Exchange Act on or before the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be; and any reference herein to the terms "amend", "amendment" or "supplement" with respect to the Registration Statement, the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus shall be deemed to refer to and include the filing of any document under the Exchange Act after the Effective Date of the Registration Statement or the issue date of the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, as the case may be, deemed to be incorporated therein by reference. A "Non-Delayed Offering" shall mean an offering of securities which is intended to commence promptly after the effective date of a registration statement, with the result that, pursuant to Rules 415 and 430A, all information (other than Rule 430A Information) with respect to the securities so offered must be included in such registration statement at the effective date thereof. A "Delayed Offering" shall mean an offering of securities pursuant to Rule 415 which does not commence promptly after the effective date of a registration statement, with the result that only information required pursuant to Rule 415 need be included in such registration statement at the effective date thereof with respect to the securities so offered. Whether the offering of


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     the Securities is a Non-Delayed Offering or a Delayed Offering shall be set forth in Schedule I hereto.

         2. Purchase and Sale. (a) Subject to the terms and conditions and in reliance upon the representations and warranties herein set forth, the Company agrees to sell to each Underwriter, and each Underwriter agrees, severally and not jointly, to purchase from the Company, at the purchase price set forth in
Schedule I hereto the principal amount or number of shares or Units of Securities set forth opposite such Underwriter's name in Schedule II hereto, except that, in the case of Debt Securities, if Schedule I hereto provides for the sale of such Debt Securities pursuant to delayed delivery arrangements, the respective principal amount of Securities to be purchased by the Underwriters shall be as set forth in Schedule II hereto less the respective amounts of Contract Securities determined as provided below. Securities to be purchased by the Underwriters are herein sometimes called the "Underwriters' Securities" and Securities to be purchased pursuant to Delayed Delivery Contracts as hereinafter provided are herein called "Contract Securities".

         (b) If so provided in Schedule I hereto, the Underwriters are authorized to solicit offers to purchase Securities from the Company pursuant to delayed delivery contracts ("Delayed Delivery Contracts"), substantially in the form of Schedule III hereto but with such changes therein as the Company may authorize or approve. The Underwriters will endeavor to make such arrangements and, as compensation therefor, the Company will pay to the Representatives, for the account of the Underwriters, on the Closing Date, the percentage set forth in Schedule I hereto of the principal amount of the Debt Securities for which such Delayed Delivery Contracts are made. Delayed Delivery Contracts are to be with institutional investors, including commercial and savings banks, insurance companies, pension funds, investment companies and educational and charitable institutions. The Company will enter into Delayed Delivery Contracts in all cases where such sales of Contract Securities arranged by the Underwriters have been approved by the Company but, except as the Company may otherwise agree, each such Delayed Delivery Contract must be for not less than the minimum principal amount set forth in Schedule I hereto and the aggregate principal amount set forth in Schedule I hereto and the aggregate principle amount of Contract Securities may not exceed the maximum aggregate principal amount set forth in Schedule I hereto. The Underwriters will not have any responsibility in respect of the validity or performance of Delayed Delivery Contracts. The principal amount of Securities to be purchased by each Underwriter as set forth in Schedule II hereto shall be reduced by an amount which shall bear the same proportion to the total principal amount of Contract Securities as the principal amount of Securities set forth opposite the name of such Underwriter bears to the aggregate principal amount set forth in Schedule II hereto,


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except to the extent that you determine that such reduction shall be otherwise than in such proportion and so advise the Company in writing; provided, however, that the total principal amount of Securities to be purchased by all Underwriters shall be the aggregate principal amount set forth in Schedule II hereto less the aggregate principal amount of Contract Securities.

         3. Delivery and Payment. Delivery of and payment for the Underwriters' Securities shall be made on the date and at the time specified in Schedule I hereto (or such later date not later than five business days after such specified date as the Representatives shall designate), which date and time may be postponed by agreement between the Representatives and the Company or as provided in Section 8 hereof (such date and time of delivery and payment for the Underwriters' Securities being herein called the "Closing Date"). Delivery of the Underwriters' Securities shall be made to the Representatives for the respective accounts of the several Underwriters against payment by the several Underwriters through the Representatives of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds or as otherwise may be agreed as set forth on
Schedule I hereto. Delivery of the Underwriters' Securities shall be made at such location as the Representatives shall reasonably designate at least one business day in advance of the Closing Date and payment for the Securities shall be made at the office specified in Schedule I hereto. Certificates for the Underwriters' Securities shall be registered in such names and in such denominations as the Representatives may request not less than three full business days in advance of the Closing Date.

         The Company agrees to have the Underwriters' Securities available for inspection, checking and packaging by the Representatives in New York, New York, not later than 1:00 PM on the business day prior to the Closing Date.

         4. Agreements. The Company agrees with the several Underwriters that:

         (a) The Company will use its best efforts to cause the Registration Statement, if not effective at the Execution Time, and any amendment thereto, to become effective. Prior to the termination of the offering of the Securities, the Company will not file any amendment of the Registration Statement or supplement (including the Final Prospectus or any Preliminary Final Prospectus) to the Basic Prospectus unless the Company has furnished you a copy for your review prior to filing and will not file any such proposed amendment or supplement to which you reasonably object. Subject to the foregoing sentence, the Company will cause the Final Prospectus, properly

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                                       8


     completed, and any supplement thereto to be filed with the Commission pursuant to the applicable paragraph of Rule 424(b) within the time period prescribed and will provide evidence satisfactory to the Representatives of such timely filing. The Company will promptly advise the Representatives (i) when the Registration Statement, if not effective at the Execution Time, and any amendment thereto, shall have become effective, (ii) when the Final Prospectus, and any supplement thereto, shall have been filed with the Commission pursuant to Rule 424(b), (iii) when, prior to termination of the offering of the Securities, any amendment to the Registration Statement shall have been filed or become effective, (iv) of any request by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act for any amendment of the Registration Statement or supplement to the Final Prospectus or for any additional information, (v) of the issuance by the Commission at any time when a prospectus relating to the Securities is required to be delivered under the Act of any stop order suspending the effectiveness of the Registration Statement or the institution or threatening of any proceeding for that purpose and (vi) of the receipt by the Company of any notification with respect to the suspension of the qualification of the Securities for sale in any jurisdiction or the initiation or threatening of any proceeding for such purpose. The Company will use its best efforts to prevent the issuance of any such stop order and, if issued, to obtain as soon as possible the withdrawal thereof.

         (b) At any time when a prospectus relating to the Securities is required to be delivered under the Act, if any event occurs as a result of which the Final Prospectus as then supplemented would include any untrue statement of a material fact or omit to state any material fact necessary to make the statements therein in the light of the circumstances under which they were made not misleading, or if it shall be necessary to amend the Registration Statement or supplement the Final Prospectus to comply with the Act or the Exchange Act or the respective rules thereunder, the Company promptly will (i) prepare and file with the Commission, subject to the second sentence of paragraph (a) of this
     Section 4, an amendment or supplement which will correct such statement or omission or effect such compliance and (ii) supply any supplemented Prospectus to you in such quantities as you may reasonably request.

         (c) As soon as practicable, but not later than the Availability Date, the Company will make generally available to its security holders and to the Representatives an earnings statement or statements of the Company and its subsidiaries which will satisfy the provisions of Section 11(a) of the Act and


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     Rule 158 under the Act. For the purpose of the preceding sentence,
     "Availability Date" means the 45th day after the end of the fourth fiscal quarter following the fiscal quarter that includes the Effective Date, except that, if such fourth fiscal quarter is the last quarter of the Company's fiscal year, "Availability Date" means the 90th day after the end of such fourth fiscal quarter.

         (d) The Company will furnish to the Representatives and counsel for the Underwriters, without charge, copies of the Registration Statement (including exhibits thereto) and, so long as delivery of a prospectus by an Underwriter or dealer may be required by the Act, as many copies of any Preliminary Final Prospectus and the Final Prospectus and any supplement thereto as the Representatives may reasonably request. The Company will pay the expenses of printing or other production of all documents relating to the offering.

         (e) The Company will arrange for the qualification of the Securities and any Debt Securities, Common Stock, Preferred Stock, Warrants or Depositary Shares that may be issuable pursuant to the exercise, conversion or exchange, as the case may be, of the Securities offered by the Company, for sale under the laws of such jurisdictions as the Representatives may designate, will maintain such qualifications in effect so long as required for the distribution of the Securities (except that in no event will the Company be required in connection therewith to qualify as a foreign corporation or to execute a general consent to service of process), will arrange for the determination of the legality of the Securities for purchase by institutional investors, and will pay the fee of the National Association of Securities Dealers, Inc., in connection with its review, if any, of the offering.

         (f) The Company confirms as of the date hereof that it is in compliance with all provisions of Section 1 of Laws of Florida, Chapter 92- 198, An Act Relating to Disclosure of Doing Business with Cuba, and the Company further agrees that if it commences engaging in business with the government of Cuba or with any person or affiliate located in Cuba after the date the Registration Statement becomes or has become effective with the Commission or with the Florida Department of Banking and Finance (the "Department"), whichever date is later, or if the information reported in the Prospectus, if any, concerning the Company's business with Cuba or with any person or affiliate located in Cuba changes in any material way, the Company will provide the Department notice of such business or change, as appropriate, in a form acceptable to the Department.


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         (g) The Company also agrees to comply with such other covenants as may be set forth on Schedule I hereto.

         5. Conditions to the Obligations of the Underwriters. The obligations of the Underwriters to purchase the Underwriters' Securities shall be subject to the accuracy of the representations and warranties on the part of the Company contained herein as of the Execution Time and the Closing Date, to the accuracy of the statements of the Company made in any certificates pursuant to the provisions hereof, to the performance by the Company of its obligations hereunder and to the following additional conditions:

         (a) If the Registration Statement has not become effective prior to the Execution Time, unless the Representatives agree in writing to a later time, the Registration Statement will become effective not later than (i) 6:00 PM New York City time, on the date of determination of the public offering price, if such determination occurred at or prior to 3:00 PM New York City time on such date or (ii) 12:00 Noon on the business day following the day on which the public offering price was determined, if such determination occurred after 3:00 PM New York City time on such date; if filing of the Final Prospectus, or any supplement thereto, is required pursuant to Rule 424(b), the Final Prospectus, and any such supplement, shall have been filed in the manner and within the time period required by Rule 424(b); and no stop order suspending the effectiveness of the Registration Statement shall have been issued and no proceedings for that purpose shall have been instituted or threatened.

         (b) (1) The Company shall have furnished to the Representatives the opinion of Thomas R. Bremer, Esq., Senior Vice President and General Counsel of the Company, dated the Closing Date and to the effect that:

              (i) each of the Company and USSC Puerto Rico, Inc. (together with Merlin Medical S.A., individually, a "Subsidiary" and collectively, the "Subsidiaries") (A) has been duly incorporated and is validly existing and in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as described in the Final Prospectus (in the case of the opinion of Skadden, Arps, Slate, Meagher & Flom, with respect to USSC Puerto Rico, Inc., based solely on certificates from the Secretary of State of Connecticut) and (B) is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts


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         material business and where its failure to so qualify would have a material adverse effect on the Company;

             (ii) all the outstanding shares of capital stock of the Company and each Subsidiary have been duly and validly authorized and issued and are fully paid and nonassessable, and all outstanding shares of capital stock of the subsidiaries of the Company are owned by the Company either directly or through wholly owned subsidiaries free and clear of any perfected security interest and, to the knowledge of such counsel, any other security interests, claims, liens or encumbrances;

             (iii) (A) the Company's authorized equity capitalization is as set forth in the Final Prospectus; and (B) the Securities conform in all material respects to the description thereof contained in the Final Prospectus;

             (iv) in the case of an offering of Debt Securities, (A) the indenture governing such Debt Securities (the "Indenture") has been duly authorized, executed and delivered by the Company; (B) the Indenture constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity); (C) the Debt Securities have been duly authorized and, when executed and authenticated in accordance with the provisions of the Indenture and delivered to and paid for by the Underwriters pursuant to this Agreement, in the case of the Underwriters' Securities, or by the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, will constitute valid and binding obligations of the Company, be convertible or exercisable for other securities of the Company in accordance with their terms as set forth in the Final Prospectus, as the case may be, and will be entitled to the benefits of the Indenture; (D) if the Debt Securities are convertible or exercisable into Equity Securities, the shares of Equity Securities issuable upon such conversion or exercise will have been duly authorized and reserved for issuance upon such conversion and, when issued upon such conversion in accordance with the terms of the Indenture, will be validly issued, fully paid and nonassessable and will conform to the


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                                      12

         description thereof contained in the Final Prospectus; and (E) the issuance of such shares of Equity Securities upon conversion or exchange will not be subject to preemptive or other similar rights arising by operation of Applicable Laws (as defined below) or under the Certificate of Incorporation or By-Laws of the Company;

             (v) in the case of an offering of Common Stock, (A) the shares of Common Stock being delivered at such Closing Date have been duly authorized by the Company and, when issued and delivered and paid for by the Underwriters pursuant to this agreement, will be fully paid and nonassessable; and (B) the issuance of the Common Stock is not subject to preemptive or other similar rights arising by operation of Applicable Laws or under the Certificate of Incorporation or By-Laws of the Company;

             (vi) in the case of an offering of Preferred Stock, (A) the shares of Preferred Stock being delivered at such Closing Date have been duly authorized by the Company and, when issued and delivered to and paid for by the Underwriters pursuant to this Agreement, will be fully paid and nonassessable; (B) the issuance of the shares of Preferred Stock is not subject to preemptive or other similar rights arising by operation of Applicable Laws or under the Certificate of Incorporation or By-Laws of the Company; and (C) the shares of such Common Stock or other securities initially issuable upon conversion or exchange of such shares of Preferred Stock will have been duly authorized and reserved for issuance upon such conversion or exchange and, when issued upon such conversion or exchange in accordance with the terms of the certificate of designation for such Preferred Stock, will be validly issued, fully paid and nonassessable and will conform to the description thereof contained in the Final Prospectus;

            (vii) in the case of an offering of Depositary Shares, the deposit agreement relating to the Securities (the "Deposit Agreement") has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the Depositary named therein (the "Depositary"), constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity

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                                      13


         (regardless of whether enforceability is considered in a proceeding at law or in equity); assuming payment of the purchase price by the Underwriters, each Depositary Share represents the fractional interest set forth in the applicable Prospectus Supplement in a validly issued, fully paid and nonassessable share of Preferred Stock; and the Depositary Shares have been duly authorized by the Company and, when issued under the Deposit Agreement in accordance with the provisions of the Deposit Agreement, will be validly issued, and, assuming due execution and delivery of the depositary receipts relating to the Securities by the Depositary pursuant to the Deposit agreement, such Depositary Receipts will entitle the holders thereof to the benefits provided therein and in the Deposit Agreement;

            (viii) in the case of an offering of Warrants, (A) the warrant agreement relating to the Securities (the "Warrant Agreement") has been duly authorized, executed and delivered by the Company, and, assuming due authorization, execution and delivery thereof by the warrant agent named therein (the "Warrant Agent"), constitutes a valid and binding instrument enforceable against the Company in accordance with its terms (except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and (2) general principles of equity (regardless of whether enforceability is considered in a proceeding at law or in equity); and (B) the Warrants have been duly authorized by the Company and, when executed and authenticated in accordance with the provisions of the Warrant Agreement, and delivered to and paid for by the Underwriters pursuant to this Agreement, or the purchasers thereof pursuant to Delayed Delivery Contracts, in the case of any Contract Securities, Deposit Agreement, will constitute valid and binding obligations of the Company entitled to the benefits of the Warrant Agreement;

             (ix) the information contained in the Final Prospectus under the heading "Risk Factors--Government Regulation" fairly summarizes the matters therein described and there is no pending or, to such counsel's knowledge threatened, suit or proceeding before any court, Governmental Authority or arbitrator involving the Company or any of its subsidiaries, of a character required to be disclosed in the Registration Statement which is not adequately disclosed in the Final Prospectus, and there is no franchise, contract or other document of a character required to be described in the Registration Statement or Final Prospectus, or to be filed as an exhibit to the Registration Statement, which is not described or filed as required; and the statements included or incorporated in the Final Prospectus describing any legal proceedings or material contracts or agreements relating to the Company and its subsidiaries fairly summarize such matters;

             (x) this Agreement and any Delayed Delivery Contracts have been duly authorized, executed and delivered by the Company;

              (xi) any Delayed Delivery Contracts are valid and binding agreements of the Company enforceable in accordance with their terms (except to the extent that (a) enforcement thereof may be limited by (1) bankruptcy, reorganization, insolvency, fraudulent transfer, moratorium or other laws now or hereafter in effect relating to creditors' rights generally and general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity); and (2) general principles of equity, regardless of whether such enforceability is considered in a proceeding at law or in equity);

              (xii) based on such counsel's review of Applicable Laws, no consent, approval, authorization or order of any court or Governmental Authority is required under Applicable Laws for the consummation of the transactions contemplated herein or in any Delayed Delivery Contracts, except such as have been obtained under the Act or, in the event an application is made to list the Securities on any exchange or automated quotation system the Exchange Act, and such as may be required under the blue sky laws of any jurisdiction in connection with the purchase and distribution of the Securities by the Underwriters and such other approvals (specified in such opinion) as have been obtained;

              (xiii) neither the execution and delivery of the Indenture, the issue and sale of the Securities, nor the consummation of any other of the transactions contemplated herein or therein nor the fulfillment of the terms hereof or thereof or of any Delayed Delivery Contracts will conflict with, result in a breach or violation of, or constitute a default, and, on the Closing Date, the Company and its subsidiaries will not be in default, under (A) Applicable Laws, (B) its Certificate of Incorporation or by-laws of the Company; (C) the material terms of any material indenture or other material agreement or instrument known to such counsel and to which the Company or any of its subsidiaries is a party or bound (limited, in the case of the opinion given by Skadden, Arps, Slate Meagher & Flom, to the Bank Credit Agreement and the North Haven Agreements and provided that such counsel need not express any opinion as to whether the execution, delivery or performance by the Company of this Agreement, the Indenture and the Securities or the consummation of any other of the transactions contemplated herein or therein will constitute a violation of or a default under any covenant, restriction or provision with respect to financial ratios or tests or any aspect of the financial condition or results of operation of the Company) or
         (D) any judgment, order or decree known to such counsel to be applicable to the Company or any of its subsidiaries of any court, arbitrator or Governmental Authority having jurisdiction over the Company or any of its subsidiaries, except for any default or defaults which individually or in the aggregate do not have a material adverse effect on the Company;

              (xiv) the Company is not an "investment company" within the meaning of the Investment Company Act;

              (xv) (A) the Registration Statement and the Final Prospectus as amended or supplemented, and any further amendments and supplements thereto made by the Company prior to the Closing Date (other than the financial statements, including the notes thereto and related schedules, and other financial and statistical data and accounting information contained therein, as to which such counsel need express no opinion), appeared on their face to be appropriately responsive in all material respects with the requirements of the Act and the rules and regulations thereunder; and (B) the documents incorporated by reference in the Final Prospectus as amended or supplemented (other than the financial statements, including the notes thereto, and related schedules and other financial and statistical data and accounting information contained therein, as to which such counsel need express no opinion), when they became effective or were filed with the Commission, as the case may be, complied as to form in all material respects with the requirements of the Act or the Exchange Act, as applicable, and the rules and regulations of the Commission thereunder; and except in each case that neither counsel assumes any responsibility for the accuracy, completeness or fairness of the statements contained in such documents;

              (xvi) there are no contracts or instruments known to such counsel between the Company and any person granting such person the right to require the Company to include such securities in the securities registered pursuant to the Registration statement; and no holders of securities of the Company have rights to the registration of such securities under the Registration Statement; and

              (xvii) such other legal opinions with respect to the Securities as are set forth on Schedule I hereto.

         (2) The Company also shall have furnished to the Representatives the opinion of Skadden, Arps, Slate, Meagher & Flom, counsel to the Company, dated the Closing Date, to the same effect as that described in the preceding paragraph (b) (1) of this section, except for subparagraphs (i)
     (B), (ii), (iii) (A), (iv) (E), (v)(B), (vi) (B), (viii) (A), (ix), (xi),
     (xii), (xiii) (A), (xiii) (D), (xiv), (xv) (B) and (xvi), and to the effect that:

              (i) in the case of an offering of debt securities, the Indenture has been qualified under the Trust Indenture Act; and

              (ii) to the extent that the descriptions contained in the Final Prospectus under the heading "Taxation", if any, constitute summaries of provisions of law, such descriptions fairly summarize the provisions described therein.

         Each such counsel shall state that the Registration Statement has become effective under the Act; any required filing of the Basic Prospectus, any Preliminary Final Prospectus and the Final Prospectus, and any supplements thereto, pursuant to Rule 424(b) or Rule 434 has been made in the manner and within the time period required by Rule 424(b) or Rule 434; to the best knowledge of such counsel, no stop order suspending the effectiveness of the Registration Statement has been issued, no proceedings for that purpose have been instituted or threatened.

         Each such counsel shall also state that they have no reason to believe that at the Effective Date the Registration Statement contained an untrue statement of a material fact or omitted to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading or that the Final Prospectus includes an untrue statement of a material fact or omits to state a material fact necessary in order to make the statements therein, in the light of the circumstances under which they were made, not misleading.

         The term "Applicable Laws" shall mean the Delaware General Corporation law and those laws, rules and regulations of the United States of America and the State of New York, in each case, which are currently in effect and typically applicable to transactions of the type contemplated by this Agreement. The term "Governmental Authority" shall mean any executive, legislative, judicial, administrative or regulatory body of the States of New York or Delaware or the United States of America.

         In rendering such opinion, such counsel may rely (A) as to matters involving the application of laws of any jurisdiction other than the State of Delaware, the State of New York or the United States, to the extent they deem proper and specified in such opinion, upon the opinion of other counsel of good standing whom they believe to be reliable and who are reasonably satisfactory to counsel for the Underwriters and (B) as to matters of fact, to the extent they deem proper, on certificates of responsible officers of the Company and public officials. References to the Final Prospectus in this paragraph (b) include any supplements thereto at the Closing Date.

         (3) The Company shall have furnished to the Representatives the opinion of either Richard Comfort, General Counsel of Merlin Medical, S.A., or Hughes, Hubbard & Reed, counsel for Merlin Medical S.A., dated the Closing Date and to the effect that Merlin Medical S.A. has been duly incorporated and is existing as a corporation in good standing under the laws of the jurisdiction in which it is chartered or organized, with full corporate power and authority to own its properties and conduct its business as of the date of the Final Prospectus, and is duly qualified to do business as a foreign corporation and in good standing under the laws of each jurisdiction which requires such qualification wherein it owns or leases material properties or conducts material business and where its failure to so qualify would have a material adverse effect on the Company.

         (c) The Representatives shall have received from Cravath, Swaine & Moore, counsel for the Underwriters, such opinion or opinions, dated the Closing Date, with respect to the issuance and sale of the Securities, the Indenture, any Delayed Delivery Contracts, the Registration Statement, the Final Prospectus (together with any supplement thereto) and other related matters as the Representatives may reasonably require, and the Company shall have furnished to such counsel such documents as they request for the purpose of enabling them to pass upon such matters.

         (d) The Company shall have furnished to the Representatives a certificate of the Company, signed by the Chairman of the Board or the President and the principal financial or accounting officer of the Company, dated the Closing Date, to the effect that the signers of such certificate have carefully examined the Registration Statement, the Final Prospectus, any supplement to the Final Prospectus and this Agreement and that:

              (i) the representations and warranties of the Company in this Agreement are true and correct in all material respects on and as of the Closing Date with the same effect as if made on the Closing Date and the Company has complied in all material respects with all the agreements and satisfied in all material respects all the conditions on its part to be performed or satisfied at or prior to the Closing Date;

              (ii) no stop order suspending the effectiveness of the Registration Statement has been issued and no proceedings for that purpose have been instituted or, to the Company's knowledge, threatened; and

              (iii) since the date of the most recent financial statements included in the Final Prospectus (exclusive of any supplement thereto), there has been no material adverse change in the condition (financial or other), earnings, business or properties of the Company and its subsidiaries whether or not arising from transactions in the ordinary course of business, except as set forth in or contemplated in the Final Prospectus (exclusive of any supplement thereto).

         (e) At the Closing Date, Deloitte & Touche LLP shall have furnished to the Representatives a letter or letters (which may refer to letters previously delivered to one or more of the Representatives), dated as of the Closing Date, in form and substance satisfactory to the Representatives, confirming that they are independent accountants within the meaning of the Act and the Exchange Act and the respective applicable published rules and regulations thereunder and that they have performed the procedures specified by the American Institute of Certified Public Accountants for a review of interim financial information in accordance with, and as described in, Statement of Auditing Standards No. 71 for the latest unaudited financial statements in or incorporated in the Registration Statement or the Final Prospectus and stating to the effect set forth in Exhibit A to Schedule I hereto

         References to the Final Prospectus in this paragraph (e) and Exhibit A to Schedule I include any supplement thereto at the date of the letter.

         In addition, except as provided in Schedule I hereto, at the Execution Time, Deloitte & Touche LLP shall have furnished to the
Representatives a letter or letters, dated as of the Execution Time, in form and substance satisfactory to the Representatives, to the effect set forth above.

         (f) Subsequent to the Execution Time or, if earlier, the dates as of which information is given in the Registration Statement (exclusive of any amendment thereof) and the Final Prospectus (exclusive of any supplement thereto), there shall not have been (i) any change or decrease specified in the letter or letters referred to in paragraph (e) of this
     Section 5 or (ii) any change, or any development involving a prospective change, in or affecting the business or properties of the Company and its subsidiaries the effect of which, in any case referred to in clause (i) or (ii) above, is, in the reasonable judgment of the Representatives, so material and adverse as to make it impractical or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Registration Statement (exclusive of any amendment thereto) and the Final Prospectus (exclusive of any supplement thereto).

         (g) On or after the Execution Time (i) no downgrading shall have occurred in the rating accorded the Company's debt securities or preferred stock by any "nationally recognized statistical rating organization", as that term is defined by the Commission for purposes of Rule 438(g)(2) under the Act, and (ii) no such organization shall have publicly announced that it has under surveillance or review, with possible negative implications, its rating of any of the Company's debt securities or preferred stock.

         (h) At the Execution Time, the Company shall have furnished to the Representatives a letter from each officer and director of the Company and certain major shareholders specified in Schedule I hereto, addressed to the Representatives, in which each such person agrees not to offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce an offering of, any shares of Equity Securities beneficially owned by such person or any securities convertible into, or exchangeable for, shares of such Securities for a period specified in Schedule I hereto following the Execution Time without the prior written consent of the Representatives.

         (i) Prior to the Closing Date, the Company shall have furnished to the Representatives such further legal opinions, information, certificates and documents as the Representatives may reasonably request.

         (j) The Company shall have accepted Delayed Delivery Contracts in any case where sales of Contract Securities arranged by the Underwriters have been approved by the Company.

         (k) The Company also agrees to comply with such other conditions as may be set forth on Schedule I hereto.

         If any of the conditions specified in this Section 5 shall not have been fulfilled in all material respects when and as provided in this Agreement, or if any of the opinions and certificates mentioned above or elsewhere in this Agreement shall not be in all material respects reasonably satisfactory in form and substance to the Representatives and counsel for the Underwriters, this Agreement and all obligations of the Underwriters hereunder may be canceled at, or at any time prior to, the Closing Date by the Representatives. Notice of such cancellation shall be given to the Company in writing or by telephone or telegraph confirmed in writing.

         The documents required to be delivered by this Section 5 shall be delivered at the office of Cravath, Swaine & Moore, counsel for the Underwriters, at Worldwide Plaza, 825 Eighth Avenue, New York, New York, on the Closing Date.

         6. Reimbursement of Underwriters' Expenses. If the sale of the Securities provided for herein is not consummated because any condition to the obligations of the Underwriters set forth in Section 5 hereof is not satisfied, because of any termination pursuant to Section 9 hereof or because of any refusal, inability or failure on the part of the Company to perform any agreement herein or comply with any provision hereof other than by reason of a default by any of the Underwriters, the Company will reimburse the Underwriters severally through the Representatives upon demand for all out-of-pocket expenses (including reasonable fees and disbursements of one Underwriter's counsel) approved by the Representatives that shall have been incurred by them in connection with the proposed purchase and sale of the Securities.

        7. Indemnification and Contribution. (a) The Company agrees to indemnify and hold harmless each Underwriter, the directors, officers, employees and agents of each Underwriter and each person who controls any Underwriter within the meaning of either the Act or the Exchange Act against any and all losses, claims, damages or liabilities, joint or several, to which they or any of them may become subject under the Act, the Exchange Act or other Federal or state statutory law or regulation, at common law or otherwise, insofar as such losses, claims, damages or liabilities (or actions in respect thereof) arise out of or are based upon any untrue statement or alleged untrue statement of a material fact contained in the registration statement for the registration of the Securities as originally filed or in any amendment thereof, or in the Basic Prospectus, any Preliminary Final Prospectus or the Final Prospectus, or in any amendment thereof or supplement thereto, or arise out of or are based upon the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such loss, claim, damage, liability or action; provided, however, that (i) the Company will not be liable in any such case to the extent that any such loss, claim, damage or liability arises out of or is based upon any such untrue statement or alleged untrue statement or omission or alleged omission made therein in reliance upon and in conformity with written information furnished to the Company by or on behalf of any Underwriter through the Representatives specifically for inclusion therein, and (ii) such indemnity with respect to any untrue statement or omission of a material fact made in any Preliminary Final Prospectus shall not inure to the benefit of any Underwriter (or any of the directors, officers, employees and agents of such underwriter or any person controlling such Underwriter) from whom the person asserting any such loss, claim, damage or liability purchased the Securities which are the subject thereof if such person did not receive a copy of the Final Prospectus (or the Final Prospectus as supplemented), excluding documents incorporated therein by reference, at or prior to the confirmation of the sale of such Securities to such person in any case where such delivery is required by the Act and the untrue statement or omission of a material fact contained in such Preliminary Final Prospectus was corrected in the Final Prospectus (or the Final Prospectus as supplemented). This indemnity agreement will be in addition to any liability which the Company may otherwise have.

         (b) Each Underwriter severally agrees to indemnify and hold harmless the Company, each of its directors, each of its officers who signs the Registration Statement, and each person who controls the Company within the meaning of either the Act or the Exchange Act, to the same extent as the foregoing indemnity from the Company to each Underwriter, but only with reference to written information relating to such Underwriter furnished to the Company by or on behalf of such Underwriter through the Representatives specifically for inclusion in the documents referred to in the foregoing indemnity, and agrees to reimburse each such indemnified party, as incurred, for any legal or other expenses reasonably incurred by them in connection with investigating or defending any such action or claim. This indemnity agreement will be in addition to any liability which any Underwriter may otherwise have. The Company acknowledges that the statements set forth in the last paragraph of the cover page, under the heading "Underwriting" or "Plan of Distribution" and, if Schedule I hereto provides for sales of Securities pursuant to delayed delivery arrangements, in the last sentence under the heading "Delayed Delivery Arrangements" in any Preliminary Final Prospectus or the Final Prospectus constitute the only information furnished in writing by or on behalf of the several Underwriters for inclusion in the documents referred to in the foregoing indemnity, and you, as the Representatives, confirm that such statements are correct.

         (c) Promptly after receipt by an indemnified party under this Section 7 of notice of the commencement of any action, such indemnified party will, if a claim in respect thereof is to be made against the indemnifying party under this Section 7, notify the indemnifying party in writing of the commencement thereof; but the failure so to notify the indemnifying party (i) will not relieve it from liability under paragraph (a) or (b) above unless and to the extent it did not otherwise learn of such action and such failure results in the forfeiture by the indemnifying party of substantial rights and defenses and (ii) will not, in any event, relieve the indemnifying party from any obligations to any indemnified party other than the indemnification obligation provided in paragraph (a) or (b) above. The indemnifying party shall be entitled to appoint counsel of the indemnifying party's choice at the indemnifying party's expense to represent the indemnified party in any action for which indemnification is sought (in which case the indemnifying party shall not thereafter be responsible for the fees and expenses of any separate counsel retained by the indemnified party or parties except as set forth below); provided, however, that such counsel shall be satisfactory to the indemnified party. Notwithstanding the indemnifying party's election to appoint counsel to represent the indemnified party in an action, the indemnified party shall have the right to employ separate counsel (including local counsel), and the indemnifying party shall bear the reasonable fees, costs and expenses of such separate counsel if (i) the use of counsel chosen by the indemnifying party to represent the indemnified party would present such counsel with a conflict of interest, (ii) the actual or potential defendants in, or targets of, any such action include both the indemnified party and the indemnifying party and the indemnified party shall have reasonably concluded that there may be legal defenses available to it and/or other indemnified parties which are different from or additional to those available to the indemnifying party, (iii) the indemnifying party shall not have employed counsel satisfactory to the indemnified party to represent the indemnified party within a reasonable time after notice of the institution of such action or (iv) the indemnifying party shall authorize the indemnified party to employ separate counsel at the expense of the indemnifying party. An indemnifying party will not, without the prior written consent of the indemnified parties, settle or compromise or consent to the entry of any judgment with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent includes an unconditional release of each indemnified party from all liability arising out of such claim, action, suit or proceeding. An indemnifying party shall not be liable under this Section 7 to any indemnified party regarding any settlement or compromise or consent to the entry of any judgement with respect to any pending or threatened claim, action, suit or proceeding in respect of which indemnification or contribution may be sought hereunder (whether or not the indemnified parties are actual or potential parties to such claim or action) unless such settlement, compromise or consent is consented to by such indemnifying party, which consent shall not be unreasonably withheld.

         (d) In the event that the indemnity provided in paragraph (a) or (b) of this Section 7 is unavailable to or insufficient to hold harmless an indemnified party for any reason, the Company and the Underwriters agree to contribute to the aggregate losses, claims, damages and liabilities (including legal or other expenses reasonably incurred in connection with investigating or defending same) (collectively "Losses") to which the Company and one or more of the Underwriters may be subject in such proportion as is appropriate to reflect the relative benefits received by the Company and by the Underwriters from the offering of the Securities; provided, however, that in no such case shall any Underwriter (except as may be provided in any agreement among underwriters relating to the offering of the Securities) be responsible for any amount in excess of the underwriting discount or commission applicable to the Securities purchased by such Underwriter hereunder. If the allocation provided by the immediately preceding sentence is unavailable for any reason, the Company and the Underwriters shall contribute in such proportion as is appropriate to reflect not only such relative benefits but also the relative fault of the Company and of the Underwriters in connection with the statements or omissions which resulted in such Losses as well as any other relevant equitable considerations. Benefits received by the Company shall be deemed to be equal to the total net proceeds from the offering (before deducting expenses), and benefits received by the Underwriters shall be deemed to be equal to the total underwriting discounts and commissions, in each case as set forth on the cover page of the Final Prospectus. Relative fault shall be determined by reference to whether any alleged untrue statement or omission relates to information provided by the Company or the Underwriters. The Company and the Underwriters agree that it would not be just and equitable if contribution were determined by pro rata allocation or any other method of allocation which does not take account of the equitable considerations referred to above. Notwithstanding the provisions of this paragraph (d), no person guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Act) shall be entitled to contribution from any person who was not guilty of such fraudulent misrepresentation. For purposes of this Section 7, each person who controls an Underwriter within the meaning of either the Act or the Exchange Act and each director, officer, employee and agent of an Underwriter shall have the same rights to contribution as such Underwriter, and each person who controls the Company within the meaning of either the Act or the Exchange Act, each officer of the Company who shall have signed the Registration Statement and each director of the Company shall have the same rights to contribution as the Company, subject in each case to the applicable terms and conditions of this paragraph (d).

         8. Default by an Underwriter. If any one or more Underwriters shall fail to purchase and pay for any of the Securities agreed to be purchased by such Underwriter or Underwriters hereunder and such failure to purchase shall constitute a default in the performance of its or their obligations under this Agreement, the remaining Underwriters shall be obligated severally to take up and pay for (in the respective proportions which the amount of Securities set forth opposite their names in Schedule II hereto bears to the aggregate amount or number of Securities set forth opposite the names of all the remaining Underwriters) the Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase; provided, however, that in the event that the aggregate amount or number of Securities which the defaulting Underwriter or Underwriters agreed but failed to purchase shall exceed 10% of the aggregate amount or number of Securities set forth in Schedule II hereto, the remaining Underwriters shall have the right to purchase all, but shall not be under any obligation to purchase any, of the Securities, and if such nondefaulting Underwriters do not purchase all the Securities, this Agreement will terminate without liability to any nondefaulting Underwriter or the Company. In the event of a default by any Underwriter as set forth in this Section 8, the Closing Date shall be postponed for such period, not exceeding seven days, as the Representatives shall determine in order that the required changes in the Registration Statement and the Final Prospectus or in any other documents or arrangements may be effected. Nothing contained in this Agreement shall relieve any defaulting Underwriter of its liability, if any, to the Company and any nondefaulting Underwriter for damages occasioned by its default hereunder.

         9. Termination. This Agreement shall be subject to termination in the absolute discretion of the Representatives, by notice given to the Company prior to delivery of and payment for the Securities, if prior to such time (i) trading in the Company's securities shall have been suspended by the Commission or the New York

Stock Exchange or trading in securities generally on the New York Stock Exchange shall have been suspended or limited or minimum prices shall have been established on such Exchange (ii) a banking moratorium shall have been declared either by Federal or New York State authorities or (iii) there shall have occurred any outbreak or escalation of hostilities, declaration by the United States of a national emergency or war or other calamity or crisis the effect of which on financial markets is such as to make it, in the reasonable judgment of the Representatives, impracticable or inadvisable to proceed with the offering or delivery of the Securities as contemplated by the Final Prospectus (exclusive of any supplement thereto).

         10. Representations and Indemnities to Survive. The respective agreements, representations, warranties, indemnities and other statements of the Company or its officers and of the Underwriters set forth in or made pursuant to this Agreement will remain in full force and effect, regardless of any investigation made by or on behalf of any Underwriter or the Company or any of the officers, directors or controlling persons referred to in Section 7 hereof, and will survive delivery of and payment for the Securities. The provisions of Sections 6 and 7 hereof shall survive the termination or cancellation of this Agreement.

         11. Notices. All communications hereunder will be in writing and effective only on receipt, and, if sent to the Representatives, will be mailed, delivered or telegraphed and confirmed to them, at the address specified in Schedule I hereto; or, if sent to the Company, will be mailed, delivered or telegraphed and confirmed to it at 150 Glover Avenue, Norwalk, CT 06856, attention of the .

         12. Successors. This Agreement will inure to the benefit of and be binding upon the parties hereto and their respective successors and the officers and directors and controlling persons referred to in Section 7 hereof, and no other person will have any right or obligation hereunder.

         13. Applicable Law. This Agreement will be governed by and construed in accordance with the laws of the State of New York without reference to principles of conflicts of laws.

         If the foregoing is in accordance with your understanding of our agreement, please sign and return to us the enclosed duplicate hereof, whereupon this letter and your acceptance shall represent a binding agreement among the Company and the several Underwriters.


                                   Very truly yours,

                                   United States Surgical Corporation,

                                   By: .......................................
                                       Name:
                                       Title:



The foregoing Agreement is
hereby confirmed and accepted
as of the date specified in
Schedule I hereto.

By:  Salomon Brothers Inc,

By:  ....................................
     Name:
     Title:


For themselves and the other
several Underwriters, if any,
named in Schedule II to the
foregoing Agreement.

                                  SCHEDULE I


                                 Common Stock

                                Preferred Stock

                               Depositary Shares


Underwriting Agreement dated

Registration Statement No. 33-

Representative(s):

Designation, Purchase Price and Description:

Designation:

Liquidation preference per share:

Number of shares:

Purchase price per share (include accrued dividends, if any):

Other provisions:

Over-allotment option:

         [Subject to the terms and conditions and in reliance upon the representations and warranties set forth in the Underwriting Agreement, the Company hereby grants an option to the several Underwriters named in Schedule II hereto to purchase, severally and not jointly, up to [ ] additional shares of Common Stock (the "[U.S.] Option Securities", [together with the International Option Securities (as hereinafter defined]), the "Option Securities") at the same purchase price per share as the Underwriters shall pay for the Securities. Said option may be exercised only to cover over-allotments in the sale of the Securities by the Underwriters. Said option may be exercised in whole or in part at any time (but not more than once) on or before the th day after the date of the Final Prospectus, upon written or telegraphic notice by the Representatives to the Company setting forth the number of shares of [U.S.] Option Securities as to which the several Underwriters are exercising the option and the Settlement Date, as defined in the Underwriting Agreement. The number of shares of [U.S.] Option Securities to be purchased by each Underwriter shall be the same percentage of the total number of shares of [U.S.] Option Securities to be purchased by the several Underwriters as such Underwriter is purchasing of the securities, as set forth in Schedule II hereto, subject to such adjustments as the Representatives in their absolute discretion shall make to eliminate any fractional shares.

         If the option provided for herein is exercised after the business day prior to the Closing Date, as defined in the Underwriting Agreement, the Company will deliver (at the expense of the Company) to the Representatives, at [ ], New York, New York, on the date specified by the Representatives (which shall be within three business days after exercise of said option) (the "Settlement Date"), certificates for [U.S.] Option Securities in such names and denominations as the Representatives shall have requested not less than three full business days in advance of the Settlement Date unless the parties otherwise agree against payment of the purchase price thereof to or upon the order of the Company by certified or official bank check or checks drawn on or by a New York Clearing House bank and payable in next day funds. If settlement for [U.S.] Option Securities occurs after the Closing Date, the Company will deliver to the Representatives on the Settlement Date for [U.S.] Option Securities, and the obligation of the Underwriters to purchase the [U.S.] Option Securities shall be conditioned upon receipt of, supplemental opinions, certificates and letters confirming as of such date the opinions, certificates and letters delivered on the Closing Date pursuant to Section 5 of the Underwriting Agreement.]

Other provisions of or Amendments to Underwriting Agreement:
         [The Company is concurrently entering into an International Underwriting Agreement dated the date hereof (the "International Underwriting Agreement") providing for the issue and sale by the Company of an [ ] outside the United States and Canada through arrangements with certain underwriters outside the United States and Canada (the "International Underwriters"), for whom [ ] are acting as representatives (the "International Representatives"), and providing for the grant to the International Underwriters of an option to purchase from the Company up to [ ] additional shares of Common Stock (the "International Option Securities"). It is further understood and agreed that the Underwriters and the International Underwriters have entered into an Agreement dated the date hereof (the "Agreement between Underwriters and International Underwriters"), pursuant to which, among other things, the International Underwriters may purchase from the Underwriters a portion of the Securities to be sold pursuant to the Underwriting Agreement and the Underwriters may purchase from the International Underwriters a portion of the Securities to be sold pursuant to the International Underwriting Agreement.

         It is understood that two forms of Preliminary Final Prospectuses and two forms of Final Prospectuses are to be used in connection with the offering and sale of the Securities pursuant to the Underwriting Agreement and International Underwriting Agreement: one form of Preliminary Final Prospectus and one form of Final Prospectus relating to the Securities, which are to be offered and sold to United States and Canadian Persons, and one form of Preliminary Final Prospectus and one form of Final Prospectus relating to the Securities, which are to be offered and sold to persons other than United States and Canadian Persons. The two forms of Preliminary Final Prospectuses and the two forms of Final Prospectuses are identical except for the outside front cover page, the discussion under the heading "Underwriting" and the outside back cover page. The form of Preliminary Final Prospectus and the form of Final Prospectus relating to the Securities, which are to be offered to U.S. and Canadian Persons, as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of Preliminary Final Prospectus and Final Prospectus included in the Registration Statement at the Effective Date, is hereinafter called the "U.S. Prospectus"; such form of Preliminary Final Prospectus and such form of Final Prospectus relating to the Securities, which are to be offered to Persons other than United States and Canadian Persons, as first filed pursuant to Rule 424(b) or, if no filing pursuant to Rule 424(b) is made, such form of Preliminary Final Prospectus and such form of Final Prospectus included in the Registration Statement at the Effective Date, is hereinafter called the "International Prospectus"; and the U.S. Prospectus and the International Prospectus are hereinafter collectively called the "Prospectuses."

         Each Underwriter agrees that (i) it is not purchasing any of the Securities or Option Securities for the account of anyone other than a United States or Canadian Person, (ii) it has not offered or sold, and will not offer or sell, directly or indirectly, any of the Securities or Option Securities or distribute any U.S. Prospectus to any person outside the United States or Canada, or to anyone other than a United States or Canadian Person, and (iii) any dealer to whom it may sell any of the Securities will represent that it is not purchasing for the account of anyone other than a United States or Canadian Person and agree that it will not offer or resell, directly or indirectly, any of the Securities or Option Securities outside the United States or Canada, or to anyone other than a United States or Canadian Person or to any other dealer who does not so represent and agree; provided, however, that the foregoing shall not restrict (a) purchases and sales between the Underwriters on the one hand and the International Underwriters on the other hand pursuant to the Agreement between Underwriters and International Underwriters, (b) stabilization transactions contemplated under the Agreement between Underwriters and International Underwriters, conducted through [ ] as part of the distribution of the Securities or Option Securities, and (c) sales to or through (or distributions of U.S. Prospectuses or U.S. Preliminary Prospectuses to) United States or Canadian Persons who are investment advisors, or who otherwise exercise investment discretion, and who are purchasing for the account of anyone other than a United States or Canadian Person.

         The agreements of the Underwriters and International Underwriters set forth above shall terminate upon the earlier of the following events:

         (i) a mutual agreement of the Representatives and the International Representatives to terminate the selling restrictions set forth above and in Schedule I of the International Underwriting Agreement; or

        (ii) the expiration of a period of 30 days after the Closing Date, unless (A) the Representatives shall have given notice to the Company and the International Representatives that the distribution of the Securities by the Underwriters has not yet been completed or (B) the International Representatives shall have given notice to the Company and the Underwriters that the distribution of the International Securities by the International Underwriters has not yet been completed. If such notice by the Representatives or the International Representatives is given, the agreements set forth above shall survive until the earlier of
              (1) the event referred to in clause (i) above or (2) the expiration of an additional period of 30 days from the date of any such notice].

Additional Covenants Pursuant to Section 4:
         [Until the [ ], the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued or guaranteed by the Company (other than the Securities).]

         [The Company will arrange for the listing of the Equity Securities upon notice of issuance on [designate any national securities exchange or automated quotation system].]


Additional Covenants Pursuant to Section 5:

Deposit Agreement:  Terms and Conditions

Warrant Agreement:  Terms and Conditions

Purchased Securities Closing Date and Time:

Method of Payment of Underwriters' Securities:

Delayed Delivery Arrangements:

     Fee:

     Minimum principal amount of each contract:

     Maximum aggregate principal amount of all contracts:

Convertibility:

Exchangeability into Debt Securities:

Section 4(g) Listing upon notice of issuance on any national securities exchange or automated quotation system:

Section 5(h) provisions, if any:

Modification of items to be covered by the letter from Deloitte & Touche delivered pursuant to Section 5(e) at the Execution Time:

Supplemental matters to be covered by the opinion of Skadden, Arps, Slate, Meagher & Flom and/or Thomas R. Bremer to be delivered pursuant to Section 5(b):

Closing Date and Time:

                                  SCHEDULE I

                                Debt Securities


Underwriting Agreement dated

Registration Statement No. 33-

Representatives:

Title of Securities:

Principal Amount:

Interest Rate:

Purchase Price:

Offering Price:

Interest Payment Dates:

Subordination Provisions:

Optional Redemption:

Sinking Fund Provisions:

Delayed Delivery:

Closing Date and Time:

Method of Payment of Underwriters' Securities:

Other provisions of or
Amendments to
Underwriting Agreement:

Additional Covenants
   Pursuant to Section 4:

     [Until [ ], the Company will not, without the consent of the Representatives, offer, sell or contract to sell, or otherwise dispose of, directly or indirectly, or announce the offering of, any securities issued or guaranteed by the Company (other than the Securities).]

Additional Covenants
   Pursuant to Section 5:


     [At or prior to the Closing Date, the Indenture dated as of the Closing Date, between the Company and [ ], as Trustee, in form and substance satisfactory to the Underwriters, shall have been executed and delivered by the parties thereto and shall be in full force and effect.]

                                     Units


Title and principal amount of Debt Securities or title and number of shares of Common Stock, Preferred Stock, Warrants or Depositary Shares in one Unit:



Purchase Price and currency:



Section 4(g) Listing upon notice of issuance on any national securities exchange or automated quotation system:



Detachable Date:



Overallotment option:



Other provisions:



Section 5(h) provisions, if any:



Delayed Delivery:

[None]
[Underwriters' commission shall be __% of the principal amount of Designated Securities for which Delayed Delivery Contracts have been entered into and the check given in payment of such commission shall be drawn to the order of _____________]

[Maximum aggregate principal amount of Designated Securities to be offered and sold pursuant to Delayed Delivery Contracts: [$]_______________]

[Minimum principal amount of each Delayed Delivery Contract:  [$]______________]

                            EXHIBIT A TO SCHEDULE I



         In the letter or letters furnished to the Representatives pursuant to
Section 5(e), Deloitte & Touche LLP shall, subject to such limitations and qualifications as are required by applicable accounting rules and standards including, without limitation, the Statement on Auditing Standards Number 72, state in effect that:

         (i) in their opinion the audited financial statements and financial statement schedules and any pro forma financial statements of the Company and its subsidiaries included or incorporated in the Registration Statement and the Final Prospectus and reported on by them comply in form in all material respects with the applicable accounting requirements of the Act and the Exchange Act and the related published rules and regulations;

         (ii) on the basis of a reading of the latest unaudited financial statements made available by the Company and its subsidiaries; their limited review to the extent and in accordance with standards established by the American Institute of Certified Public Accountants under Statement of Auditing Standards No. 71, of any unaudited interim financial information of the Company and its subsidiaries as included in the Registration Statement and Final Prospectus (including those incorporated therein by reference) carrying out certain specified procedures (but not an examination in accordance with generally accepted auditing standards) which would not necessarily reveal matters of significance with respect to the comments set forth in such letter; a reading of the minutes of the meetings of the stockholders, directors and the executive, finance, audit, pension and compensation committees of the Company and the Subsidiaries; and inquiries of certain officials of the Company who have responsibility for financial and accounting matters of the Company and its subsidiaries as to transactions and events subsequent to the date of the most recent audited financial statements in or incorporated in the Final Prospectus, nothing came to their attention which caused them to believe that:

              (1) any unaudited financial statements included or incorporated in the Registration Statement and the Final Prospectus do not comply in form in all material respects with applicable accounting requirements and with the published rules and regulations of the Commission with respect to financial statements included or incorporated in quarterly reports on Form 10-Q under the Exchange Act; or that said unaudited financial statements are not in conformity with generally accepted accounting principles applied on a basis substantially consistent with that of the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

              (2) with respect to the period subsequent to the date of the most recent financial statements (other than any capsule information), audited or unaudited, in or incorporated in the Registration Statement and the Final Prospectus, there were any changes, at a specified date not more than five business days prior to the date of the letter, in the long-term debt of the Company and its subsidiaries or capital stock of the Company, or decreases in the stockholders' equity of the Company or other balance sheet items the Representatives may reasonably request as compared with the amounts shown on the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus, or for the period from the date of the most recent financial statements included or incorporated in the Registration Statement and the Final Prospectus to such specified date there were any decreases, as compared with the corresponding period in the preceding year or the preceding quarter in net revenues, net sales, gross margin, income from operations, income before income taxes and effect of accounting changes or in total or per share amounts of net income applicable to common stockholders of the Company and its subsidiaries or any other income statement items as the Representatives may reasonably request, except in all instances for changes or decreases set forth in such letter, in which case the letter shall be accompanied by an explanation by the Company as to the significance thereof unless said explanation is not deemed necessary by the Representatives;

              (3) the information included in the Registration Statement and Final Prospectus in response to Regulation S-K, Item 301 (Selected Financial Data), Item 302 (Supplementary Financial Information), Item 402 (Executive Compensation) and Item 503(d) (Ratio of Earnings to Fixed Charges) is not in conformity with the applicable disclosure requirements of Regulation S-K; or

              (4) the amounts included in any unaudited "capsule" information included or incorporated in the Registration Statement and the Final Prospectus do not agree with the amounts set forth in the unaudited financial statements for the same periods or were not determined on a basis substantially consistent with that of the corresponding amounts in the audited financial statements included or incorporated in the Registration Statement and the Final Prospectus;

         (iii) they have performed certain other specified procedures as a result of which they determined that certain information of an accounting, financial or statistical nature (which is limited to accounting, financial or statistical information derived from the general accounting records of the Company and its subsidiaries) set forth in the Registration Statement and the Final Prospectus and in Exhibit 12 to the Registration Statement, including the information included or incorporated in Items 1, 2, 6, 7 and 11 of the Company's Annual report on Form 10-K, incorporated in the Registration Statement and the Prospectus, and the information included in the "Management's Discussion and Analysis of Financial Condition and Results of Operations" included or incorporated in the Company's Quarterly Reports on Form 10-Q, incorporated in the Registration Statement and the Final Prospectus, agrees with the accounting records of the Company and its subsidiaries, excluding any questions of legal interpretation; and

         (iv) if unaudited pro forma financial statements are included or incorporated in the Registration Statement or the Final Prospectus, on the basis of a reading of the unaudited pro forma financial statements, carrying out certain specified procedures, inquiries of certain officials of the Company and the acquired company who have responsibility for financial and accounting matters, and proving the arithmetic accuracy of the application of the pro forma adjustments to the historical amounts in the pro forma financial statements, nothing came to their attention which caused them to believe that the pro forma financial statements do not comply in form in all material respects with the applicable accounting requirements of Rule 11-02 of Regulation S-X or that the pro forma adjustments have not been properly applied to the historical amounts in the compilation of such statements.

                                  SCHEDULE II




                                                 Principal Amount
Underwriter                                      To Be Purchased

                                 SCHEDULE III



                           Delayed Delivery Contract


                                                                        [Date]


[Insert name and address
  of lead Representative]


Dear Sirs:

         The undersigned hereby agrees to purchase from United States Surgical Corporation, and the Company agrees to sell to the undersigned, on _________, 19 , (the "Delivery Date"), [principal amount] of the Company's (the "Securities") offered by the Company's Prospectus dated _________, 1995, and related Prospectus Supplement dated _________, 19 , receipt of a copy of which is hereby acknowledged, at a [purchase price of % of the] [principal amount] [liquidation preference] [price per share] [thereof, plus] [accrued interest] [amortization of original issue discount], if any, thereon from , 19 , to the date of payment and delivery, and on the further terms and conditions set forth in this contract.

         Payment for the Securities to be purchased by the undersigned shall be made on or before 11:00 AM, New York City time, on the Delivery Date to or upon the order of the Company in New York Clearing House (next day) funds, at your office or at such other place as shall be agreed between the Company and the undersigned, upon delivery to the undersigned of the Securities in definitive fully registered form and in such authorized denominations and registered in such names as the undersigned may request by written or telegraphic communication addressed to the Company not less than five full business days prior to the Delivery Date. If no request is received, the Securities will be registered in the name of the undersigned and issued in a denomination equal to the aggregate principal amount or number of Securities to be purchased by the undersigned on the Delivery Date.

         The obligation of the undersigned to take delivery of and make payment for Securities on the Delivery Date, and the obligation of the Company to sell and

                                     III-1
deliver Securities on the Delivery Date, shall be subject to the conditions (and neither party shall incur any liability by reason of the failure thereof) that (1) the purchase of Securities to be made by the undersigned, which purchase the undersigned represents is not prohibited on the date hereof, shall not on the Delivery Date be prohibited under the laws of the jurisdiction to which the undersigned is subject, and (2) the Company, on or before the Delivery Date, shall have sold to certain underwriters (the "Underwriters") such principal amount or number of Securities as is to be sold to them pursuant to the Underwriting Agreement referred to in the Prospectus and Prospectus Supplement mentioned above. Promptly after completion of such sale to the Underwriters, the Company will mail or deliver to the undersigned at its address set forth below notice to such effect, accompanied by a copy of the opinion of counsel for the Company delivered to the Underwriters in connection therewith. The obligation of the undersigned to take delivery of and make payment for the Securities, and the obligation of the Company to cause the Securities to be sold and delivered, shall not be affected by the failure of any purchaser to take delivery of and make payment for the Securities pursuant to other contracts similar to this contract.

         This contract will inure to the benefit of and be binding upon the parties hereto and their respective successors, but will not be assignable by either party hereto without the written consent of the other.

         It is understood that acceptance of this contract and other similar contracts is in the Company's sole discretion and, without limiting the foregoing, need not be on a first come, first served basis. If this contract is acceptable to the Company, it is required that the Company sign the form of acceptance below and mail or deliver one of the counterparts hereof to the undersigned at its address set forth below. This will become a binding contract between the Company and the

                                     III-2
undersigned, as of the date first above written, when such counterpart is so mailed or delivered.

         This agreement shall be governed by and construed in accordance with the laws of the State of New York.


                           Very truly yours,


                           .........................................
                           (Name of Purchaser)

                           By
                           .........................................
                                   (Signature and Title of Officer)

                                  ........................................
                                  (Address)


Accepted:


United States Surgical Corporation,

By
  .................................................
  Name:
  Title:

                                     III-3